Exhibit 10.22

[English translation from the original Russian language document]

Agreement dated September 19, 2012	1

AGREEMENT

on Electronic Documents Management

related to the General Agreement No. TR-0672 on General Conditions of Financing

against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012

the city of St. Petersburg	September 19, 2012

OTKRITOE AKTSIONERNOE OBSCHESTVO "ALFA-BANK", OGRN (Principal State Registration Number) 1027700067328, hereinafter referred to as the "Financial Agent", represented by Deputy Director for Clients Relations of OAO "ALFA-BANK" Mr. A.G. Sokolov, acting under Power of attorney №5/2046D dated 04.06.2012, on the one hand, and TOT MONEY LLC (Principal State Registration Number 1127746225540), hereinafter referred to as the "Client", represented by General Director Mr. Ts.Kh. Katsaev, acting under the Charter, on the other hand, together hereinafter referred to as the "Parties", entered into this Additional Agreement to the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 (further referred to as the ''General Agreement'') as follows:

1. Definitions

1.1. Debtor (Debitor) - under this Agreement only resident legal entities of the Russian Federation, to which the Client supplies the goods (works or services), and monetary claims to whom are passed by the Client to the Financial Agent under the conditions defined in the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 (hereinafter – the "General Agreement") with regard to this Agreement.

1.2. Electronic Register - a document in electronic form, containing information on the supply of goods by the Client in favor of any Debtor (the "Information"), directed by the Client pursuant via the System "Alpha-Client On-line'' as a part of an electronic document "Official Letter". The requirements for content and format of this electronic document are set in Annex No. 3 to the General Agreement.

1.3. System "Alfa-Client On-line" – a part of the corporate information system of the Financial Agent designed for remote servicing the Client using the Internet, which provides, inter alia, the preparation, transmission, reception, processing of electronic documents sent by the Client to the Financial Agent. The procedure of servicing the Client via the System "Alfa-Client On-line'', including the procedure of registration, signing and forwarding the Electronic Register by the Client to the Financial Agent shall be established by the Agreement on servicing clients of the "Alfa-Client On-line'' between the Parties taking into account the requirements set by the Parties in this Agreement. If at the time of signing of this Agreement, the Client is not connected to the System "Alfa-Client On-line'' the Parties shall enter into an additional Agreement for Servicing the Clients via the System "Alfa-Client On-line''.

1.4. Authorized Representative of the Client - a person authorized to conclude and sign the Contracts on behalf of the Client, as well as authorized by the Client to sign electronic documents defined by the General Agreement, in the System "Alfa-Client On-line''.

2. Subject of Agreement

2.1. The subject of this Agreement is the procedure of interaction between the Client and the Financial Agent of the use of electronic document management in order to finance the Client against the assigned monetary claims to the Debtor(s)

2.2. The Client transfers to the Financial Agent the Electronic Register for the supply of goods in favor of each individual Debtor in electronic format in accordance with Annex No. 3 to the General Agreement on the System "Alfa-Client On-line''.

Upon receipt of the proper Electronic Register from the Client (and in the event its absolute reading) of the supplies made to the Debtor, the Financial Agent shall take a decision on granting financing to the Client.

At the same time providing by the Client of the documents in paper form shall be effected in accordance with the terms and requirements in Paragraph 4.1 of the General Agreement.

2.3. The parties confirm that Electronic Registers that are passed via the System "Alfa-Client On-line'' according to this Agreement may be used by the Parties along with primary documents as a confirmation of rights to the relevant claims of the Client to the Debtor.

Agreement dated September 19, 2012	2

2.4. The Parties confirm that Electronic Registers transferred by the Client via the System "Alfa-Client On-line'', with proper execution in accordance with the requirements of this Agreement and the Agreement on Servicing the clients via the system "Alfa-Client On-line'' of the Parties and the certification with electronic signature, have a legal force of documents on paper, drawn up in accordance with the requirements of legislation and signed by the appropriate number of signatures of Authorized Representatives of the Client and stamped with the Client's seal, and they generate the same rights and obligations of the Parties.

3. Rights and obligations of the Client

3.1. The Client agrees on a regular basis, according to the dates specified in Paragraph 4.1 of the General Agreement, provide via the System "Alfa-Client On-line'' to the Financial Agent the Electronic Registers about all supplies in favor of the Debtors.

3.2. In respect of financing provided to the Client in connection with the transfer of the Electronic Register to the Financial Agent, the Client agrees to provide documents on paper, referred to in Paragraph 4.1 of the General Agreement.

3.3. The Client agrees to pay remuneration (commissions) for the administrative management of accounts receivable in the amount and in the procedure provided in the Supplementary Agreement No. 3 dated September 19, 2012 to the General Agreement.

3.4. The Client hereby confirms the accuracy of all information transmitted to the Financial Agent.

4. Rights and Obligations of the Financial Agent

4.1. The Financial Agent shall receive from the Client the Electronic Registers and store them until the full execution of Client's obligations under the General Agreement.

4.2. The Financial Agent agrees to provide financing to the Client within 3 (Three) (inclusive) working days from receipt by the Financial Agent of the Electronic Register from the Client (and its absolute reading) about supplies made to the Debtor.

The financing of the Client shall be effected subject to the availability of established Financing Limit in respect of the particular Debtor.

5. Other Terms and Conditions

5.1. This Agreement shall enter into force upon signing thereof by the Parties.

5.2. This Agreement is an integral part of the General Agreement. Relationship of the Parties which are not regulated by this Supplementary Agreement shall be governed by the General Agreement.

5.3. Unless otherwise is directly said in the text of this Agreement, the terms and definitions in this Agreement shall have the same meaning as those of the General Agreement

5.4. This Agreement is executed in triplicate, with equal validity of each copy, of which two copies are for the Financial Agent and one copy is for the Client.

6. Resolution of Disputes

6.1. Any dispute, controversy or claim arising out of this Agreement or in connection thereto shall be settled with the Parties by means negotiation. In the absence of agreement, the dispute between the Parties shall be considered by the Commercial Court of the city of Moscow.

7. Addresses and Details of the Parties

7.1 The Financial Agent	7.2. The Client

OAO "ALFA-BANK"

OGRN (Principal State Registration Number) 1027700067328

INN (Taxpayer Identification Number) 7728168971, KPP (Tax Registration Reason Code) 775001001

Registered office: 107078, the city of Moscow,

ul, Kalanchevskaya, dom 27

Address for correspondence: 107078, the city of Moscow, ul. Mashy Poryvaevoy, dom 9 correspondent account No. 30101810200000000593

in OPERU in Moscow GTU of the Bank of Russia

BIC (Banc Identification Code) 044525593

Account 61212810200000000688

tel./fax: +7 (495) 620-91-91

TOT MONEY LLC

OGRN 1127746225540

INN 7714868349, KPP 771401001

Registered office: 127220, Moscow, ul.1 Kvesisskaya th, 9,

Mailing address: 127220, Moscow, ul.1 Kvesisskaya th, 9,

p/c 40702810602720000110,

in DO "Kutuzovskiy" of OAO "Alfa-Bank"

c / a 30101810200000000593

BIC 044525593,

Tel.:  8-903-007-19-19

Agreement dated September 19, 2012	3

8. Signatures of the parties

The Financial Agent	The Client
Deputy Director for Clients Relations of the Branch "St. Petersburg" of OAO "ALFA-BANK"	General director of TOT MONEY LLC
________________ (A.G. Sokolov)	________________ (Ts.Kh. Katsaev)
STAMP HERE	STAMP HERE

[English translation from the original Russian language document]	1

SUPPLEMENTARY AGREEMENT No. 1

to the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 on factoring services in the form of

administrative management of accounts receivables

the city of St. Petersburg	September 19, 2012

OTKRITOE AKTSIONERNOE OBSCHESTVO "ALFA-BANK", OGRN (Principal State Registration Number) 1027700067328, hereinafter referred to as the "Financial Agent", represented by Deputy Director for Clients Relations of OAO "ALFA-BANK" Mr. A.G. Sokolov, acting under Power of attorney №5/2046D dated 04.06.2012, on the one hand, and TOT MONEY LLC (Principal State Registration Number 1127746225540), hereinafter referred to as the "Client", represented by General Director Mr. Ts.Kh. Katsaev, acting under the Charter, on the other hand, together hereinafter referred to as the "Parties", entered into this Supplementary Agreement to the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 (further referred to as the ''General Agreement'') as follows:

1. Subject of Supplementary Agreement

1.1. The Financial Agent shall provide to the Client services of tracking the current state of monetary claims to the Debtors and monitoring the timeliness of their payments under the General Agreement and the services of the credits received by the Financial Agent of the Debtors' funds on account of performance of the Debtors obligations to supply financing of which was not carried out, to the current account of the Client opened in the Financial Agent (the administrative management of accounts receivable).

2. The Client's Obligations

2.1. The Client undertakes within terms set forth in the General Agreement to transfer to the Financial Agent a complete set of duly completed documents listed in Paragraph 4.1 of the General Agreement, for all their supplies of goods (performed work, rendered services) in respect of the Debtors.

2.2. The Client agrees to pay to the Financial Agent the fee (commission) for the administrative management of accounts receivable in the amount and under conditions in accordance with the Supplementary Agreement No. 3 dated September 19, 2012 to the General Agreement.

3. The rights and obligations of the Financial Agent

3.1. The Financial Agent must keep records of the current state of the Monetary Claims of the Client to the Debtors in respect of monetary claims assigned to the Financial Agent.

3.2. The Financial Agent on the basis of the analysis of the current state of monetary claims shall provide the Client with the following information:

- on the supply (works or services), registered by the Financial Agent for the reporting period;

- on statistics on payments of the Debtors;

- on the transferred amounts of financing;

- on the amounts of commission fee withheld by the Financial Agent from the Client

This information is provided by the Financial Agent to the Client as the data update, but not more frequently than once a day in written or electronic form.

3.3. In the event of any the Debtors' delay of payment of monetary claims submitted by the Client to the Financial Agent, the Financial Agent shall have a right to send a notice to such Debtor.

The notification shall be made in writing (by mail, fax, or courier) or orally by telephone within the time frame defined by the Financial Agent.

For receiving monetary funds from Debtors under the monetary claims assigned by the Client the Financial Agent shall be entitled to perform all actions that do not contradict the legislation of the Russian Federation.

3.4. In the event that the Client does not pay timely the amounts of remuneration (commission), specified in Paragraph 2.2 of this Additional Agreement, the Financial Agent has a right to debit these amounts without additional orders (acceptance) of the Client from the accounts of the Client.

4. Other Terms and Conditions

4.1. This Supplementary Agreement shall enter into force upon signing thereof by the Parties.

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4.2. This Supplementary Agreement is an integral part of the General Agreement. Relationship of the Parties which are not regulated by this Supplementary Agreement shall be governed by the General Agreement.

4.3. This Supplementary Agreement is executed in triplicate, with equal validity of each copy, of which two copies are for the Financial Agent and one copy is for the Client.

5. Addresses and Details of the Parties:

5.1 The Financial Agent	5.2. The Client

OAO "ALFA-BANK"

OGRN (Principal State Registration Number) 1027700067328

INN (Taxpayer Identification Number) 7728168971, KPP (Tax Registration Reason Code) 775001001

Registered office: 107078, the city of Moscow,

ul, Kalanchevskaya, dom 27

Address for correspondence: 107078, the city of Moscow, ul. Mashy Poryvaevoy, dom 9 correspondent account No. 30101810200000000593

in OPERU in Moscow GTU of the Bank of Russia

BIC (Banc Identification Code) 044525593

Account 61212810300000000779

tel./fax: +7 (495) 620-91-91

TOT MONEY LLC

OGRN 1127746225540

INN 7714868349, KPP 771401001

Registered office: 127220, Moscow, ul.1 Kvesisskaya th, 9,

Mailing address: 127220, Moscow, ul.1 Kvesisskaya th, 9,

p/c 40702810602720000110,

in DO "Kutuzovskiy" of OAO "Alfa-Bank"

c / a 30101810200000000593

BIC 044525593,

Tel.:  8-903-007-19-19

SIGNATURES OF THE PARTIES

Financial Agent	The Client
Deputy Director for Clients Relations of the Branch "St. Petersburg" of OAO "ALFA-BANK"	General director of TOT MONEY LLC
________________ (A.G. Sokolov)	________________ (Ts.Kh. Katsaev)
STAMP HERE	STAMP HERE

[English translation from the original Russian language document]	1

Supplemental Agreement No. 2

to the General Agreement on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia No. TR-0672 dated September 19, 2012 on Factoring Services in the Form of Payment of Financing to the Client

the city of St. Petersburg	September 19, 2012

OTKRITOE AKTSIONERNOE OBSCHESTVO "ALFA-BANK", OGRN (Principal State Registration Number) 1027700067328, hereinafter referred to as the "Financial Agent", represented by Deputy Director for Clients Relations of OAO "ALFA-BANK" Mr. A.G. Sokolov, acting under Power of attorney №5/2046D dated 04.06.2012, on the one hand, and TOT MONEY LLC (Principal State Registration Number 1127746225540), hereinafter referred to as the "Client", represented by General Director Mr. Ts.Kh. Katsaev, acting under the Charter, on the other hand, together hereinafter referred to as the "Parties", entered into this Supplementary Agreement to the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 (further referred to as the ''General Agreement'') as follows:

1. Subject of Supplementary Agreement

1.1. In accordance with the General Agreement entered into between the Parties the Client shall assign to the Financial Agent monetary claims for payment of goods (works/services), maturity of which has not come, as well as monetary claims, which arise in the future, according to the following Contract (Contracts) with the following Debtor (Debtors).

Name and details of the Debtor (the Debtors)	Details of the Contract (the Contracts)
(full firm name, including organizational-legal form, OGRN (Principal State Registration Number, INN (Taxpayer Identification Number))	(name, number, date of conclusion)

Otkrytoe aktsionernoe obschestvo «Mobilnie TeleSistemi»

(INN 7740000076 OGRN 1027700149124)

Registered address: 109147, Moscow, ul. Marksistskaya, d..4

Actual address: 109147, Moscow, ul. Marksistskaya, d..4

1.     Agreement D0811373 dated 01.07.2008г.

2.     Agreement on Transfer the Rights and Obligations under the Agreement No. D0811373 dated 01.07.2008, concluded by and between ОАО «Mobilnie TeleSistemi» and ООО «RM-Invest»

Otkrytoe aktsionernoe obschestvo «MegaFon»

(INN 7812014560 OGRN 1027809169585)

Registered address: 115035, Moscow, ul. Kadashevskaya nab.., d.30

Actual address: 115035, Moscow, ul. Kadashevskaya nab.., d.30

1 Agreement No.СРА-86 dated 01.09.2012

1.2. This Supplemental Agreement establishes the conditions and procedure for payment by the Financial Agent to the Client financing within a specified limit of financing against monetary claims assigned by the Client to the Debtor (Debtors) referred to in Paragraph 1.1 of this Supplementary Agreement, and the order and timing of the return by the Client of the provided financing.

2. Payment of Financing Terms and Conditions

2.1. The maximum amount of the aggregate limit of financing is determined by Paragraph 3.4 of the General Agreement.

2.2. The maximum amount of financing on account of the monetary claim assigned by the Client to the Debtor, is 80% (Eighty percent) of the amount of Monetary Claim against assignment of which the payment of funding is effected.

2.3. The financing shall not be applied in respect to the money claims, in respect of which the Financial Agent did not provide services of administrative management of accounts receivable.

2.4. The Financial Agent may reduce, suspend or discontinue the payment of financing against the assignment of monetary claims by the Client in the event that:

- the Client improperly perform the terms and conditions of the General Agreement and/or Supplementary Agreements;

- the Debtors improperly perform the terms and conditions of the Contracts referred to in Paragraph 1.1 of this Supplementary Agreement.

3. Order of Payment and Repayment of Financing

3.1. The Financing is paid by the Financial Agent in the event of the adequacy of financing limit for a three 3 (Three) (inclusive) working days from the moment when the Client provides all necessary documents in accordance with Paragraph 4.1 of the General Agreement, subject to available financing limit established to the Client in respect of the particular Debtor.

3.2. The Financial Agent is not liable for failure to comply with the terms specified in Paragraph 3.1 of this Supplementary Agreement, in the event of non-compliance by the Client of the terms of provision of the documents mentioned in Paragraph 4.1 of the General Agreement.

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3.3. The amounts received by the Financial Agent in respect of the monetary claims assigned by the Client shall be credited to the execution of monetary liabilities of the Client to return the financing provided under the appropriate assignment of monetary claims and payment of remuneration (commission) of the Financial Agent.

If the monetary funds received by the Financial Agent are sufficient to reimburse the amount of financing and commissions, the Client agrees to repay the amount of financing in full and pay the fee (commission) to the Financial Agent for the provision of financing according to the terms and in the manner specified in Paragraph 4.14 of the contract.

In case of violation of the specified terms the Client shall pay to the Financial Agent interest at a rate prescribed by the General Agreement.

Financial Agent has a right to write-off the debt of the Client in respect of return of the amounts of financing and payment of remuneration (commission) from the accounts of the Client without more orders (acceptance) of the Client from the Client's current accounts.

3.4. The General Agreement establishes events when the Client has the obligation of early repayment of the provided amount of financing.

3.5. The Client has a right to make early repayment of the amount of financing and payment of remuneration of the Financial Agent.

3.6. The remuneration (commission) of the Financial Agent for the provision of Financing is established in accordance with the Supplementary Agreement No. 3 dated September 19, 2012 to the General Agreement.

3.7. The payment of remuneration for the provision of Financing shall not remove the Client's obligation to pay remuneration for other services to the Financial Agent, established by other Supplemental Agreements to the General Agreement.

3.8. Terms and procedure of payment of remuneration is determined in the Supplementary Agreement No. 3 dated September 19, 2012 to the General Agreement.

4. Other Terms and Conditions

4.1. This Supplementary Agreement shall enter into force upon signing thereof by the Parties.

4.2. This Supplementary Agreement is an integral part of the General Agreement. Relationship of the Parties which are not regulated by this Supplementary Agreement shall be governed by the General Agreement.

4.3. This Supplementary Agreement is executed in triplicate, with equal validity of each copy, of which two copies are for the Financial Agent and one copy is for the Client.

5. Addresses and Details of the Parties

5.1 The Financial Agent	5.2. The Client

OAO "ALFA-BANK"

OGRN (Principal State Registration Number) 1027700067328

INN (Taxpayer Identification Number) 7728168971, KPP (Tax Registration Reason Code) 775001001

Registered office: 107078, the city of Moscow,

ul, Kalanchevskaya, dom 27

Address for correspondence: 107078, the city of Moscow, ul. Mashy Poryvaevoy, dom 9 correspondent account No. 30101810200000000593

in OPERU in Moscow GTU of the Bank of Russia

BIC (Banc Identification Code) 044525593

Account 61212810300000000779

tel./fax: +7 (495) 620-91-91

TOT MONEY LLC

OGRN 1127746225540

INN 7714868349, KPP 771401001

Registered office: 127220, Moscow, ul.1 Kvesisskaya th, 9,

Mailing address: 127220, Moscow, ul.1 Kvesisskaya th, 9,

p/c 40702810602720000110,

in DO "Kutuzovskiy" of OAO "Alfa-Bank"

c / a 30101810200000000593

BIC 044525593,

Tel.:  8-903-007-19-19

SIGNATURES OF THE PARTIES

The Financial Agent	The Client
Deputy Director for Clients Relations of the Branch "St. Petersburg" of OAO "ALFA-BANK"	General director of TOT MONEY LLC
________________ (A.G. Sokolov)	________________ (Ts.Kh. Katsaev)
STAMP HERE	STAMP HERE

[English translation from the original Russian language document]	1

Supplemental AGREEMENT № 3

to the General Agreement on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia No. TR-0672 dated September 19, 2012 of the Commission for the Factoring Service

the city of St. Petersburg	September 19, 2012

OTKRITOE AKTSIONERNOE OBSCHESTVO "ALFA-BANK", OGRN (Principal State Registration Number) 1027700067328, hereinafter referred to as the "Financial Agent", represented by Deputy Director for Clients Relations of OAO "ALFA-BANK" Mr. A.G. Sokolov, acting under Power of attorney №5/2046D dated 04.06.2012, on the one hand, and TOT MONEY LLC (Principal State Registration Number 1127746225540), hereinafter referred to as the "Client", represented by General Director Mr. Ts.Kh. Katsaev, acting under the Charter, on the other hand, together hereinafter referred to as the "Parties", entered into this Supplementary Agreement to the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 (further referred to as the ''General Agreement'') as follows:

1. Subject of the Supplementary Agreement

1.1. The subject of this Supplemental Agreement is the order of calculating and payment by the Client remuneration (commissions) of the Financial Agent under the General Agreement.

2. Remuneration (Commission) for the provision of services for the administrative management of accounts receivable

2.1. For the provision of services for the administrative management of accounts receivable the Financial Agent shall withhold a fixed remuneration (commission) for each supply transferred by the Client to the factoring service. The size of the fixed commission shall be determined in accordance with the following table No. 1.

Table No. 1 "Commission for the administrative management of accounts receivable"

Presence of a bar code in the standard of the Financial Agent on at least one of the documents submitted for the	Type of factoring service of delivery of goods (works, services), performance of work
supply or use of an electronic document with information about the supply	without payment of financing	with payment of financing
1. Does not contains a bar code in the standard of the Financial Agent	100 rubles	50 rubles
2.Contains a bar code in the standard of the Financial Agent	20 rubles	10 rubles
3. With the use of an electronic document with information about the delivery	20 rubles	10 rubles

2.2. The commission for the administrative management of accounts receivable in the presence of a bar code in the standard of the Financial Agent referred to in Paragraph 2 of Table No. 1 above shall be applied subject to the unconditioned scanning by means of the Financial Agent's software.

2.3. The commission for the administrative management of accounts receivable using an electronic document, referred to in Paragraph 3 of Table No. 1 above shall apply irrespective of whether the bar code in the standard of the Financial Agent, provided the Client transfers the documents in accordance with Paragraph 4.1 of the General Agreement, together with information on delivery of goods electronically in a format agreed by the Financial Agent, and its absolute reading. The transfer by the Client of the information for the supply of goods is carried out electronically via secure communication channels with the help of "Alfa-Client On-line» system in accordance with the terms of the Agreement on Servicing the clients by means of the "Alfa-Client On-line» system dated May 14, 2012 No. without number.

2.4. Commission for the administrative management of accounts receivable shall be charged for the period from the date of transfer by the Client in favor of the Financial Agent of documents certifying the monetary claim to pay for goods (works, services), according to the Register in accordance with paragraph 4.1 of the General Agreement until the moment of full payment of a monetary claim, or until the receipt by the Financial Agent of the Client's written notice specified in Paragraph 4.11 of the General Agreement, about the absence of claims against the Debtor on this monetary claim.

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3. Remuneration (Commission) for the Provision of monetary resources (Financing)

3.1. The remuneration (commission) for providing by the Financial Agent the Client with monetary resources (financing) under the factoring services (hereinafter - "the Commission", "remuneration (commission) for the provision of financing") shall be charged for the period from the day following the date of payment by the Financial Agent of the financing till the day of maturity of repayment of financing by the Client specified in Paragraph 4.12 of the General Agreement, or before the date of repayment of the financing before this moment, inclusive, in the amount calculated based on the rates according to the table No. 2 below.

Table No. 2. "Remuneration (Commission) for the provision of funding" (percent per annum)

Period for	Turnover of factoring services for the previous month, rubles.
determining	1	2	3
the rate of financing	more than 300 000 000	200 000 000 - 300 000 000	less than 200 000 000
1 - 7 days	9,70%	9,75%	9,80%
8 – 14 days	10,30%	10,35%	10,40%
15-21 days	10,30%	10,35%	10,40%
22-30 days	10,55%	10,60%	10,65%
31 - 60 days	10,98%	11,05%	11,10%
61 – 90 days	11,25%	11,30%	11,35%
91 – 120 days	11,50%	11,55%	11,60%
121-150 days	11,85%	11,90%	11,95%
151-180 days	11,85%	11,90%	11,95%

In this case:

- the period for determining the financing rate shall be calculated based on the period from the date of providing the financing till the day of the end of the deferred payment under the Contract, plus 5 (Five) calendar days;

- turnover of factoring services shall be defined as the sum of supplies of goods effected and registered by the Financial Agent (works, services) for the previous month, when was the last revision of the turnover of factoring services (including VAT);

- the rate shall be determined on the day of provision of the monetary resources (financing) to the Client by the Financial Agent, depending on the period for determining the rate of funding and turnover of factoring services.

3.2. The basis for calculating the size of the Commission shall be the Client's outstanding balance to the Financial Agent in respect of return the financing provided.

The general date of payment of the Commission shall be determined by the maturity of repayment of the financing under Paragraph 4.12 of the General Agreement. In the event of early repayment of the financing the term of payment of the Commission in respect of repayment of a portion of financing shall be determined by the date of early repayment of the financing. In the event of early repayment of the financing in full the date of payment of the Commission shall be determined by the date of such early repayment.

3.3. During the first two months of the date of this Supplementary Agreement the Client shall be charged the Commission according to the column 2 of the abovementioned table. If the actual turnover of the Client in the factoring services for the first month exceeds the value of column 2, than starting from the second month, the size of the Commission of the Client shall be calculated based on the actual turnover in accordance with the table No. 2.

3.4. Revision of turnover in the factoring services shall be effected each month on the date, which is the effective date of the General Contract, or the last day of the month if in the month of the revision does not have a date corresponding to the date of the contract.

Revision of the turnover of factoring services in respect of related companies1 shall be the day of the next calendar month corresponding to the day of the month of entry into force of the first General Agreement signed with one of the companies of the group, or the last day of the month if the month of the revision does not have a date corresponding to the date of the contract.

The turnover of factoring services for a month in respect of related companies shall be summarized, that is all the supplies that are registered in this month for all related companies shall be summed up.

If the day of the revision of the turnover of the factoring services falls on a weekend or holiday, the revision shall be effected on the first business day following the weekend or holiday.

3.5. In cases of change of the Bank of Russia refinancing rate, the rate of LIBOR, lending rates on the interbank market, change of the situation on the domestic or foreign financial markets, as well as in other cases, in the reasonable opinion of the Financial Agent, the Financial Agent shall have the right to unilaterally modify all or part of the Commission's rate set forth in Table No. 2 of this Supplementary Agreement.

The Financial Agent in writing or by telegram shall notify the Client on modification of the rates of the Commission on the date of the change.

1 Under the related companies are understood organizations with a participatory interest in the charter capital of each other, or if the same legal or natural persons own shares in the charter capital of these entities (including via 3rd parties) or are in the controlling bodies of these entities, or the entities are affiliates in accordance with the law, or are the associated (dependent) entities in relation to each other, or one organization acting as the sole executive body of the other entities under a contract.

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The Client within three days after receipt of the notification referred to in this paragraph shall send to the Financial Agent the written consent of to pay the Commission according to newly established rates.

In case of disagreement with the modification of the rate of the Commission the Client has a right to return ahead of schedule the amount of funding provided within ten days of receipt of notification on the modification of the rates of the Commission.

In the event that the Client fails to send to the Financial Agent the written consent (the Financial Agent does not have the Client's written consent) or non-return of the financing ahead of schedule within ten days of receipt of written notice on modification of the rates of the Commission specified in this paragraph, the Client shall pay the Commission according to the newly established rates.

3.6. The new rates of the Commission shall be applied to the financing paid to the Client after the introduction of the new rates of the Commission.

4. Procedure for withholding the commissions of the Financial Agent

4.1. Payment of remunerations (commissions) provided for in this Supplemental Agreement shall be made in Russian rubles.

4.2. The remunerations (commissions) shall be withheld by the Financial Agent of the monetary funds coming from the Debtor as payment of monetary claims in the following order:

- firstly, the commission of the Financial Agent for the factoring services in the form of administrative management of accounts receivable and VAT;

- secondly, the remuneration (commission) for the provision of financing and VAT. The remuneration (commission) for the provision of financing shall be calculated and withheld based on the amount of the repayable financing.

4.3. If the remuneration (commission) of the Financial Agent was not fully withheld because of insufficient amount of the Debtor's payment (in the event of the partial payment), then the remaining part of the remuneration (commission) may be withheld by the Financial Agent out of subsequent payments of the Debtor in the same manner.

4.4. If the monetary funds coming from the Debtor are insufficient to fully repay the debt of the Client in respect of remunerations (commissions) of the Financial Agent, the Client undertakes to pay the remuneration (commission) to the Financial Agent in full on their own no later than the date established by the General Agreement and supplemental agreements thereto, or the debt in respect of the payment of commissions shall be charged by debited by the Financial Agent with no additional instructions (acceptance) of the Client from the Client's accounts.

5. Value Added Tax

5.1. All commissions in this Supplemental Agreement are exclusive of VAT. VAT shall be charged in addition to the size of the commissions.

5.2. The Financial Agent shall issue combined proforma-invoices for the reporting month (calendar month) in respect of services rendered in the reporting month according to the General Contract, once a month, not later than 5 calendar days of the month following the reporting period.

6. Other Terms and Conditions

6.1. This Supplementary Agreement shall enter into force upon signing thereof by the Parties.

6.2. This Supplementary Agreement is an integral part of the General Agreement. Relationship of the Parties which are not regulated by this Supplementary Agreement shall be governed by the General Agreement.

6.3. This Supplementary Agreement is executed in triplicate, with equal validity of each copy, of which two copies are for the Financial Agent and one copy is for the Client.

7. Addresses and Details of the Parties

7.1 The Financial Agent	7.2. The Client

OAO "ALFA-BANK"

OGRN (Principal State Registration Number) 1027700067328

INN (Taxpayer Identification Number) 7728168971, KPP (Tax Registration Reason Code) 775001001

Registered office: 107078, the city of Moscow,

ul, Kalanchevskaya, dom 27

Address for correspondence: 107078, the city of Moscow, ul. Mashy Poryvaevoy, dom 9 correspondent account No. 30101810200000000593

in OPERU in Moscow GTU of the Bank of Russia

BIC (Banc Identification Code) 044525593

Account ________________________

tel./fax: +7 (495) 620-91-91

TOT MONEY LLC

OGRN 1127746225540

INN 7714868349, KPP 771401001

Registered office: 127220, Moscow, ul.1 Kvesisskaya th, 9,

Mailing address: 127220, Moscow, ul.1 Kvesisskaya th, 9,

p/c 40702810602720000110,

in DO "Kutuzovskiy" of OAO "Alfa-Bank"

c / a 30101810200000000593

BIC 044525593,

Tel.:  8-903-007-19-19

4

The Financial Agent	The Client
Deputy Director for Clients Relations of the Branch "St. Petersburg" of OAO "ALFA-BANK"	General director of TOT MONEY LLC
________________ (A.G. Sokolov)	________________ (Ts.Kh. Katsaev)

STAMP HERE	STAMP HERE

[English translation from the original Russian language document]	1

SUPPLEMENTARY AGREEMENT No. 4

to the General Agreement on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia No. TR-0672 dated September 19, 2012 on factoring services in the form of administrative management of accounts receivables

the city of St. Petersburg	September 19, 2012

OTKRITOE AKTSIONERNOE OBSCHESTVO "ALFA-BANK", OGRN (Principal State Registration Number) 1027700067328, hereinafter referred to as the "Financial Agent", represented by Deputy Director for Clients Relations of OAO "ALFA-BANK" Mr. A.G. Sokolov, acting under Power of attorney №5/2046D dated 04.06.2012, on the one hand, and TOT MONEY LLC (Principal State Registration Number 1127746225540), hereinafter referred to as the "Client", represented by General Director Ts.Kh. Katsaev, acting under the Charter, on the other hand, together hereinafter referred to as the "Parties", entered into this Supplementary Agreement to the General Agreement No. TR-0672 on General Conditions of Financing against Assignment of Monetary Claim (Factoring) within Russia dated September 19, 2012 (further referred to as the ''General Agreement'') as follows:

1. The Parties have agreed to make changes to the General Agreement as follows:

1.1. To modify the definition of "Alfa-Client On-line System" in Section "Terms and Definitions'' as follows:

"Alfa-Client On-line System" – a part of the corporate information system of the Financial Agent designed for remote servicing of the Client using the Internet, which provides, inter alia, preparation, transmission, reception, processing of electronic documents transferred by the Client to the Financial Agent. The procedure of servicing of the Client in the "Alfa-Client On-line System'', including the procedure of registration, signing and transferring by the Client to the Financial Agent of electronic documents set forth herein shall be established by the Agreement on Servicing of the clients using "Alfa-Client On-line System'' between the Parties to meet the requirements established by the Parties in the Agreement on the Electronic Document Management dated September 19, 2012."

1.2. The Parties agreed to add to Section 1 of the General Agreement a new definition "Electronic Register" as follows:

"Electronic Register" – an electronic document directed by the Client using "Alfa-Client On-line System'' that contains information sufficient to identify a monetary claim assigned to the Financial Agent, and made in accordance with the form in Supplement No. 3 of this Agreement, subject to the absolute reading thereof using the software of the Financial Agent. "

1.3. The Parties agreed that Paragraph 2.4 of the General Agreement shall be modified as follows:

"2.4. If the Client has outstanding obligations to the Financial Agent to return the amount of financing provided by the Financial Agent against the assignment of any monetary claims, the monetary claim of the Client to any of the Debtors shall be transferred to the Financial Agent at the moment of the transfer by the Client to the Financial Agent of documents referred to in Paragraphs 4.1.1, 4.1.2 of this Agreement, and in the event of forwarding by the Client to the Financial Agent of the electronic register that is specified in Paragraph 4.1.3 of this Agreement, - on the date of receipt by the Financial Agent of the electronic register properly made, subject to its absolute reading.

If on the date of receipt by the Financial Agent of the documents mentioned in Paragraphs 4.1.1, 4.1.2 of this Agreement, or the electronic register referred to in Paragraphs 4.1.3 of this Agreement in respect of any cash requirements of the Client has no outstanding obligations to the Financial Agent to return the amount of financing provided by the Financial Agent against the assignment of any monetary claims, such monetary claims shall be transferred to the Financial Agent on the date of payment to the Client of the amount of financing against assignment of the respective monetary claims.

Simultaneously with the assignment of the monetary claim for payment of goods (works / services) under the Contract all the rights to enforce the assigned monetary claim, as well as other related rights of monetary claims, including the right to unpaid interest for the unauthorized use of the other person's money funds or other sanctions for failure to perform or improper performance of obligations under the assigned claims (fines, penalties), and the right to secure obligations under the assigned monetary claims and rights of the beneficiary in all the possible insurance claims of the Client related to Contract shall be transferred to the Financial Agent.

If for transfer of to the Financial Agent of human needs additional processing, the Client agrees to properly arrange the transition of these rights to the Financial Agent.''

1.4. To amend Paragraph 4.1 of the General Agreement as follows:

"4.1. As the supply of goods (works or services) to the Debtor is effected, the Client within 7 (Seven) working days from the date of supply of goods (works or services, hereinafter - the "supply") shall transfer to the Financial Agent one copy of all documents relating to the supply of goods (works, services) furnished in accordance with applicable laws or customs of trade:

4.1.1. fax or scanned copy of the transport and inventory documents (invoices, bills of lading, certificates of reception and transmission, etc.);

4.1.2. fax or scanned copy of the proforma-invoices (invoice), as well as other documents requested by the Financial Agent.

One of the transmitted documents signed by the Debtor shall include confirmation of receipt of the Debtor (the carrier in accordance with the contract) of goods (service) or acceptance the results of works by the Debtor in the amount of ceded monetary claim.

2

Transmission and reception of documents according to Subparagraphs 4.1.1 and 4.1.2 of this paragraph for the identification of money claim shall be effected according to the Register, compiled in the form in accordance with Annex No. 2 to this Agreement, in 2 copies (one copy for each of the Parties), on which marks on the provision of documents by the Acceptance and acceptance thereof by the Financial Agent shall be put.

Along with the documents in accordance with Subparagraphs 4.1.1 and 4.1.2 of this paragraph the Client shall transfer to the Financial Agent notice of the assignment of monetary claims (in the form of Appendix No. 1 to the Agreement) signed by the Debtor, issued by the Client in favor of the Financial Agent (if such notice had not been sent to the Financial Agent before). In the event that the Client does not notify the Debtor of the assignment of monetary claims, it may be forwarded to the Debtor by the Financial Agent.

The Client agrees to enter the payment details of the Financial Agent in all the original invoices.

In the event that the payment details are entered into the shipping documents, the Client shall indicate in these documents payment details of the Financial Agent.

The Financial Agent shall have the right to refuse funding or demand early repayment of financing against the assignment of monetary claims in respect of which the Client has not provided properly executed documents.

If the Client use an electronic register, the Client shall within seven (7) business days from the date of delivery of goods (work or services, hereinafter - the "delivery") transfer to the Financial agent an Electronic register via the System "Alpha Client On-line».

4.1.3. It is allowed to provide the Client with financing against the assignment of monetary claims before the transfer of documents in accordance with Subparagraphs 4.1.1 and 4.1.2 of this paragraph, subject to the Financial Agent and the absolute reading of the electronic registry in the System "Alfa-Client On-line», drawn up in compliance with Annex No. 3 hereto.

The Client agrees to provide within sixty (60) calendar days the Financial agent with the documents (originals), referred to in Paragraphs 4.1.1 and 4.1.2. In case of violation of the conditions specified in this paragraph, the financing shall not be effected until the date when the said documents are delivered.

Transferring-receiving the original documents under Paragraphs 4.1.1 and 4.1.2 of this Article, which allow to identify a monetary claim, shall be performed according to the Register, compiled in compliance with Appendix No. 3 to this Agreement, in 2 copies (one copy for each of the Parties), which makes a note about providing documents to the Client and accepted by the Financing agent.

The Financial agent may refuse to finance or demand early repayment of financing with assignment of monetary claims in respect of which the Client did not provide duly executed documents under Paragraphs. 4.1.1 and 4.1.2 of this Article in a timely manner.

In the event of failure by the Client to fulfill the obligation to transfer electronic register and/or documents under Subparagraphs 4.1.1 and 4.1.2 of this paragraph in due course, the Financial Agent shall have the right not to provide the Client with new amounts of financing until the elimination of the relevant breach by the Client.".

In the event of any litigation between the Financial agent and the Client and/or the Debtor, the Client shall, upon written request to the Financial agent, represent original and certified by the Client's stamp and the Client's authorized signature copies for requirements repaid by the Debtor.

1.5. To amend the first subparagraph of Paragraph 4.1 of the General Agreement as follows:

"11.6. Except as otherwise provided in this Agreement or a separate agreement of the Parties to the execution of this Agreement, the Parties may provide each other with the necessary information, in writing, as well as by fax. "

1.6. The Parties agreed to set out the Table 1 in Subparagraph 2.1 of Paragraph 2 of Supplementary Agreement No. 3 of dated September 19, 2012 to the General Agreement as follows:

Table No. 1 "Commission for the administrative management of accounts receivable"

Presence of a bar code in the standard of the Financial Agent[2] on at least one of	Type of factoring service of delivery of goods (works, services), performance of work
the documents submitted for the supply or use of an electronic document with information about the supply	without payment of financing	with payment of financing
1. Does not contains a bar code in the standard of the Financial Agent	100 rubles	50 rubles
2.Contains a bar code in the standard of the Financial Agent	20 rubles	10 rubles
3. Using an electronic document with information about the delivery specified by the Agreement on on Electronic Documents Management dated September 19, 2012	20 rubles	10 rubles

"

1.7. The Parties agreed to modify Subparagraph 2.3 of Section 2 of the Supplementary Agreement No. 3 dated September 19, 2012 to the General Agreement as follows:

2 For the application of the correct bar code on the invoice, the Financial agent recommends to the Client a specialized company. Development and implementation the necessary software by the specialized company at the expense of the Client.

3

"2.3. The Commission for the administrative management of accounts receivable using the electronic document specified in Item 3 of the Table No. 1 mentioned above, shall be applied regardless of whether the bar code in the standard of the Financial Agent, provided that the Client transfers the Electronic Register in the System "Alfa-Client On-line'' in accordance with Paragraph 4.1 of the contract in the format agreed with the Financial Agent, and at its absolute reading. The Transfer of the Electronic Register by the Client shall be carried out via secure communication channels via the System "Alfa-Client On-line'' in accordance with the terms of the Agreement on Servicing the Clients by the System "Alfa-Client On-line'' dated May 14, 2012 No. without number and the Agreement on the Electronic Document Management dated September 19, 2012"

2. Other Terms and Conditions

2.1. This Supplementary Agreement shall enter into force upon signing thereof by the Parties.

2.2. This Supplementary Agreement is an integral part of the General Agreement. Relationship of the Parties which are not regulated by this Supplementary Agreement shall be governed by the General Agreement.

2.3. This Supplementary Agreement is executed in triplicate, with equal validity of each copy, of which two copies are for the Financial Agent and one copy is for the Client.

SIGNATURES OF THE PARTIES

The Financial Agent	The Client
Deputy Director for Clients Relations of the Branch "St. Petersburg" of OAO "ALFA-BANK"	General director of TOT MONEY LLC
________________ (A.G. Sokolov)	________________ (Ts.Kh. Katsaev)
STAMP HERE	STAMP HERE

4

APPENDIX No. 3
to the General Agreement No. TR-0672
on General Conditions of Financing against Assignment
of Monetary Claims (Factoring) within Russia
dated September 19, 2012

the city of _________	______ ___, 2012

The format of the data file for transmission to the Financial Agent

The name of the file

The file name format is rst_ssssss_n_ddmmyy.txt

ssssss – pin-code of the client in the "Alpha Client On-line» (format, Latin letters and numbers)

n - the ordinal number of the file for one year (format, an integer in the range 1 ... 999 999 999)

ddmmyy - the date of formation of the file (format dd - day, mm - month, yy - last two digits of the year)

Before sending the file shall be archived with RAR or ZIP archiving utility.

File Structure

Text file encoding WIN1251 Tag line terminator symbols are CRLF (CR symbolwith code 13, LF symbol with code 10)

The header format of the file

The header of the file consists of lines in the format.

INN = 999999999999CRLF

KPP = 999999999CRLF

NAME = A. .. ACRLF

DATETIME = dd.mm.yyyy hh: mi: ssCRLF

NUMBER = nCRLF

TYPE = REESTR POSTAVSCHIKACRLF

CRLF

A. .. ACRLF

CRLF

———- CRLF

The data on supplies shall be generated as a text lines, the format of rows in Table 1.

Table 1

No.	Field	The starting position in the line	Length	Format	Description
		A	6	spaces	Six symbols code 32 (space)
1	INN (Taxpayer's Identification Number) of the Supplier	7	12	999999999999	9 - digits 0 .. 9 the right is filled with character code 32 (space)
2	INN (Taxpayer's Identification Number) of the Debtor	20	12	999999999999	9 - digits 0 .. 9 the right is filled with character code 32 (space)
3	Amount	33	11	99,999,999.99	9 - digits 0 .. 9 The decimal separator - comma the right is filled with character code 32 (space)
4	Delivery date (Date of the document)	45	10	dd.mm.yyyy	Date format dd - day mm - month yyyy - year in the right shall be filled with symbol with the code 32 (space)
5	Number of delivery (Number of the document)	56	3 0	AAAAAAAAAA AAAAAAAAAA AAAAAAAAAA	A - number or letter in the right shall be filled with the symbol with the code 32 (space)
6	Currency of the supply	87	3	999	Figures, an example 810 - Euro 978 - EUR 840 - Dollars
7	Name of contract seller-debtor	91	100	A ... A	A - number or letter on the right is filled with symbol with the code 32 (space)
8	Sign of the end of the line	291	2	CRLF	The sign of the end of line - symbols with code 13 and 10

5

Sign of the end of the data – the line starting with text 'TOTAL', which specifies the totals of the sums of the documents register.

The format of the line

TOTAL: 999999 documents in the amount of 999999999999,99 CRLF

Archiving the file of supplies registry

Before sending the text file shall be archived in the archived file with WINRAR or WINZIP archiving utility.

The name of the archive file must match the text file to the extension txt

Text file format: rs t_ssssss_n_ddmmyy.txt

Archive file format: rs t_ssssss_n_ddmmyy.rar or rs t_ssssss_n_ddmmyy. Zip

"THE FORM IS AGREED"

The Financial Agent	The Client
Deputy Director for Clients Relations of the Branch "St. Petersburg" of OAO "ALFA-BANK"	General director of TOT MONEY LLC
________________ (A.G. Sokolov)	________________ (Ts.Kh. Katsaev)
STAMP HERE	STAMP HERE